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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                        January 22, 1997
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        Date of Report (Date of earliest event reported)



             HEARTLAND WIRELESS COMMUNICATIONS, INC.
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     (Exact Name of Registrant as Specified in its Charter)




          Delaware              0-23694        73-1435149
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(State or Other Jurisdiction  (Commission    (IRS Employer
     of Incorporation)        File Number)   Identification No.)


200 Chisholm Place, Suite 200
       Plano, Texas                                  75075
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(Address of Principal Executive Offices)           (Zip Code)


                         (972) 423-9494
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      (Registrant's Telephone Number, Including Area Code)



                               N/A
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  (Former Name or Former Address, if Changed Since Last Report)


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

ITEM 5.   OTHER EVENTS.

     As permitted by General Instruction F to Form 8-K promulgated under the Securities Exchange Act of 1934, as amended, Heartland
Wireless Communications, Inc., a Delaware corporation (the
"Registrant"), is filing as an exhibit to this Current Report on Form 8-K, that press release issued by and on behalf of the Registrant on January 22, 1997, which such press release is specifically incorporated herein by reference.

     Additionally, effective January 6, 1997, Wes W. Watkins resigned as director of the Registrant to assume his position as a member of the U.S. House of Representatives. Mr. Watkins became a director of the Registrant in January 1994.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

     (a)  Exhibits.

          Exhibit No.              Document Description
          -----------              --------------------

           99.1                    Press release issued by the
                                   Registrant on January 22, 1997.

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HEARTLAND WIRELESS
                              COMMUNICATIONS, INC.



Date:  February 20, 1997      By:  /s/ J. Curtis Henderson
                                   ------------------------------
                                   J. Curtis Henderson
                                   Vice President, General Counsel
                                   and Secretary

                          EXHIBIT INDEX


EXHIBIT NO.              DOCUMENT DESCRIPTION
-----------              --------------------

   99.1 Press release issued by the Registrant on January 22, 1997.